LONG-TERM LOANS (Schedule of Loans) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012
LONG-TERM LOANS [Abstract]
Loans from banks	$ 666	[1]	$ 849	[1]
Loans from Other	172	[2]	340	[2]
Total long-term debt	$ 838		$ 1,189

[1]	In May 2010, the Company signed agreements with Bank Le'umi Le'Israel Ltd and Bank Hapoalim Ltd (the "Banks"), for the restructuring of its bank debt. Pursuant to the agreements with the Banks, the Banks waived approximately $2.4M of the Company's and its subsidiary ScanMaster Systems (IRT) Ltd. ("ScanMaster Ltd.") debts, and have agreed to the repayment by the Company of $1 million over 5 years and a further $600K over 10 years.
[2]	In May 2010 the Company signed loan agreement with Mivtach (former Shareholder) of approximately $850 thousands to which the Company will repay the loan over five years in equal quarterly installments, plus interest at the US Dollar annual LIBOR rate.